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                                                                    Exhibit 24.1


                     DIRECTORS, OFFICERS AND REPRESENTATIVES
                           OF GRANT GEOPHYSICAL, INC.
                              AND ITS SUBSIDIARIES

          SECURITIES FILINGS UNDER THE SECURITIES EXCHANGE ACT OF 1934

                                POWER OF ATTORNEY

                  Each of the undersigned officers, directors and representatives of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock, Larry E. Lenig, Jr. and Michael P. Keirnan and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934 an Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of March 30, 1998.





/s/ Charles Ackerman                             /s/ Larry E. Lenig, Jr.
---------------------------                      -------------------------------
Charles Ackerman                                 Larry E. Lenig, Jr.


/s/ W. Richard Anderson
---------------------------                      -------------------------------
W. Richard Anderson                              Jonathan D. Pollock


/s/ James R. Brock                               /s/ Donald G. Russell
---------------------------                      -------------------------------
James R. Brock                                   Donald G. Russell


/s/ J. Kelly Elliott                             /s/ Donald W. Wilson
---------------------------                      -------------------------------
J. Kelly Elliott                                 Donald W. Wilson


/s/ Michael P. Keirnan
---------------------------
Michael P. Keirnan